--------------------------------------------------------------------------------
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 30, 2005
                                                         (August 24, 2005)


                        PACIFICHEALTH LABORATORIES, INC.
             (Exact Name of Registrant as Specified in Its Charter)


              DELAWARE                  000-23495              22-3367588
    (State or Other Jurisdiction       (Commission           (IRS Employer
         of Incorporation)             File Number)      Identification Number)


       100 MATAWAN ROAD, SUITE 420, MATAWAN, NJ               07747-3913
       (Address of Principal Executive Offices)               (Zip Code)


       Registrant's telephone number, including area code: (732) 739-2900


                                       N/A
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
--------------------------------------------------------------------------------

ITEM 1.01      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

ITEM 3.02      UNREGISTERED SALES OF EQUITY SECURITIES

         On August 24, 2005, PacificHealth Laboratories, Inc. (the "Company") entered into a Securities Purchase Agreement (the "Purchase Agreement") with Hormel Health Labs, LLC ("Hormel"). Pursuant to the Purchase Agreement, Hormel loaned the Company the principal amount of $500,000 in exchange for the Company's Secured Convertible Promissory Note, which amount will accrue interest at a rate of 8% per annum (the "Note"). The outstanding principal balance under the Note and any accrued but unpaid interest thereon is due and payable on August 24, 2007 to the extent that Hormel has not exercised its conversion rights under the Note as described below. In the event of a default by the Company, interest on the outstanding principal balance will accrue at the rate of 10% per annum. The Note is secured by a subordinated lien on and security interest in the assets of the Company pursuant to the terms of a Security Agreement between the Company and Hormel, dated August 24, 2005 (the "Security Agreement").

         As additional consideration for the loan, Hormel shall have the right at Hormel's option to convert the outstanding principal amount and accrued and unpaid interest of the Note into shares of the common stock of the Company (the "Common Stock"), at a price per share equal to the product of (x) the weighted average closing price of the Common Stock for the five trading days preceding the notice of conversion of the Note and (y) 0.85. Hormel has agreed that it will not convert the Note if such conversion would cause Hormel, together with its affiliates, to beneficially own more than 9.9% of the shares of Common Stock then outstanding. However, Hormel may waive this limitation by providing written notice of such waiver to the Company with the waiver to be effective seventy-five days after receipt.

         On the same date, and in connection with the Purchase Agreement, the Company and Hormel amended and restated the Investor Rights Agreement, originally entered into between the parties on January 28, 2005 (the "Amended Rights Agreement") to include the shares of Common Stock issuable upon conversion of the Note. Under the Amended Rights Agreement, the Company has agreed, (i) upon request by the holders of 33% of the Common Stock issuable or issued upon conversion of the Company's Series A Preferred Stock or other convertible securities, including the Note (the "Registrable Securities"), and
(ii) provided that the anticipated aggregate offering price, net of underwriting discounts and commissions would equal or exceed $1,000,000 and (iii) subject to customary terms and conditions, to file a registration statement with the Securities and Exchange Commission registering for resale the Registrable Securities. The Company has also agreed, upon request by the holders of 17% of the Registrable Securities, and subject to customary terms and conditions, to effect a registration on Form S-3 of the Registrable Securities. Under the Amended Rights Agreement, the holders of the Registrable Securities are also granted a right to participate on a pro rata basis in future sales of equity securities (or securities exercisable for or convertible into equity securities).

         In connection with the transactions described in the Purchase Agreement, the Company and Hormel also agreed to amend (the "Manufacturing Agreement Amendment") the Exclusive Manufacturing Agreement originally entered into between the Company and a Hormel affiliate on January 28, 2005 and providing for the exclusive manufacture and processing of the Company's powdered sports drinks at fixed prices. The Manufacturing Agreement Amendment extends the term of the original agreement from one year to two years.

         The offer and sale of the Note, including shares of Common Stock into which the Note is convertible or exercisable (collectively, the "Securities"), by the Company to Hormel was exempt from registration under the Securities Act of 1933 in reliance upon Section 4(2) thereof and Rule 506 of Regulation D promulgated thereunder. Hormel has represented and warranted to the Company that it is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D. Any certificates issued representing the shares of Common Stock issued upon the conversion of the Note will contain a legend indicating that they are restricted. No sale of the Securities involved the use of underwriters, and no commissions were paid in connection with the issuance or sale of the Securities.

         THE ABOVE DESCRIPTION OF, AMONG OTHER THINGS, THE TERMS OF THE AMENDED RIGHTS AGREEMENT, THE PURCHASE AGREEMENT, THE NOTE, THE SECURITY AGREEMENT AND THE MANUFACTURING AGREEMENT AMENDMENT, IS QUALIFIED IN ITS ENTIRETY BY THE AMENDED RIGHTS AGREEMENT, THE PURCHASE AGREEMENT, THE NOTE, THE SECURITY AGREEMENT AND THE MANUFACTURING AGREEMENT AMENDMENT, WHICH ARE INCORPORATED BY REFERENCE HEREIN. THE COMPANY IS FILING THE AMENDED RIGHTS AGREEMENT, THE PURCHASE AGREEMENT, THE NOTE, THE SECURITY AGREEMENT AND THE MANUFACTURING AGREEMENT AMENDMENT AS EXHIBITS 4.1, 10.1, 10.2, 10.3 AND 10.4, RESPECTIVELY, TO THIS CURRENT REPORT ON FORM 8-K.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits.

         4.1 Amended and Restated Investors' Rights Agreement, dated August 24, 2005 by and between PacificHealth Laboratories, Inc., Hormel Health Labs, LLC and any additional investor that becomes a party thereto.

         10.1 Securities Purchase Agreement, dated August 24, 2005 by and among PacificHealth Laboratories, Inc. and Hormel Health Labs, LLC.

         10.2 Form of Secured Convertible Promissory Note issued in connection with Exhibit 10.1.

         10.3 Security Agreement, dated August 24, 2005 by and between PacificHealth Laboratories, Inc. and Hormel Health Labs, LLC.

         10.4 Amendment No. 1 to Exclusive Custom Manufacturing Agreement, dated August 24, 2005, by and between Century Foods, a division of Hormel Foods Corporation, and PacificHealth Laboratories, Inc.


Forward-Looking Statements
--------------------------

This Report contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 (the "Act"), which are subject to the safe harbors created thereby. The Act limits the Company's liability in any lawsuit based on forward-looking statements it has made. All statements, other than statements of historical facts, included in this Report that address activities, events or developments that the Company expects or anticipates will or may occur in the future, including such matters as the Company's projections, future capital expenditures, business strategy, competitive strengths, goals, expansion, market and industry developments and the growth of its businesses and operations, are forward-looking statements. These statements can be identified by introductory words such as "expects," "plans," "intends," "believes," "will," "estimates," "forecasts," "projects" or words of similar meaning, and by the fact that they do not relate strictly to historical or current facts. Any or all of the Company's forward-looking statements may turn out to be wrong. They may be affected by inaccurate assumptions that the Company might make or by known or unknown risks and uncertainties. Actual outcomes and results may differ materially from what is expressed or implied in the Company's forward-looking statements. Among the factors that could affect future results are: the inherent uncertainties of product development based on the Company's new and as yet not fully proven technologies; the risks and uncertainties regarding the actual effect on humans of seemingly safe and efficacious formulations and treatments when tested clinically; the inherent uncertainties associated with clinical trials of product candidates; and the inherent uncertainties associated with the process of obtaining regulatory approval to market product candidates. The Company cautions investors that the forward-looking statements contained in this Report must be interpreted and understood in light of conditions and circumstances that exist as of the date of this Report. The Company expressly disclaims any obligation or undertaking to update or revise forward-looking statements made in this Report to reflect any changes in management's expectations resulting from future events or changes in the conditions or circumstances upon which such expectations are based.

                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            PACIFICHEALTH LABORATORIES, INC.


Dated: August 30, 2005                      By:  /s/ Stephen P. Kuchen
                                               ---------------------------------
                                                 Stephen P. Kuchen
                                                 Chief Financial Officer